ESCROW AGREEMENT

            ESCROW AGREEMENT, dated as of February 28, 1997, among Everest & Jennings Canadian Limited, a corporation organized under the laws of Ontario ("Purchaser"), Motion 2000 Inc., a corporation organized under the laws of Ontario ("Motion 2000"), and Robert E. Lesser, as escrow agent (the "Escrow Agent").

            WHEREAS, concurrently with the execution and delivery of this Agreement and pursuant to an Asset Purchase Agreement dated as of February 10, 1997 (the "Asset Purchase Agreement"; capitalized terms not defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement) among Purchaser, Graham-Field Health Products, Inc. ("Parent"), Motion 2000 and Motion 2000 Quebec Inc. ("Motion 2000 Quebec" and, together with Motion 2000, "Sellers"), Sellers are selling to Purchaser the Assets; and

            WHEREAS, a letter agreement, dated February 10, 1997, among Parent and Motion 2000 (the "Letter Agreement") provides that Purchaser, Motion 2000 and the Escrow Agent enter into this Agreement and that Motion 2000 deposit with the Escrow Agent a portion of the shares of common stock, par value $.025 per share, of Parent ("Parent Common Stock") received by Motion 2000 on the date hereof pursuant to the Letter Agreement, in order to provide a fund for (i) payment of a Purchase Price adjustment, if any, as provided in Section 1.03(b)(iv) of the Asset Purchase Agreement, (ii) payment with respect to Accounts Receivable, as provided in Section 1.05(c) of the Asset Purchase Agreement and (iii) indemnity payments that Motion 2000 becomes obligated to make to Purchaser or its officers, directors, employees, agents or Affiliates (together, the "Indemnified Parties") as and to the extent provided in Section
9.02 of the Asset Purchase Agreement.

            NOW, THEREFORE, Purchaser, Motion 2000 and the Escrow Agent hereby agree as follows:

            1. Appointment of the Escrow Agent; Deposit of Escrow Shares. Motion 2000 and Purchaser hereby constitute and appoint the Escrow Agent as, and the Escrow Agent hereby agrees to assume and perform the duties of, the escrow agent under and pursuant to this Agreement. The Escrow Agent acknowledges receipt of an executed copy of the Letter Agreement, the Asset Purchase Agreement and of certificates, with duly endorsed stock powers attached, representing 28,160 shares of Parent Common Stock (such shares being referred to herein as the "Escrow Shares").

            2. Holding of the Escrow Shares. The Escrow Agent shall hold the Escrow Shares in escrow for the benefit of the parties hereto. The Escrow Shares shall not be subject to lien or attachment by any creditor of any party hereto and shall be used solely for the purpose set forth in this Agreement. The Escrow Shares or any proceeds thereof shall not be available to, and shall not be used by, the Escrow Agent to set off any obligations of either Motion 2000 or Purchaser owing to the Escrow Agent in any capacity.

            3. Dividends and other Distributions. The Escrow Agent shall, upon receipt thereof, deposit any dividends or other distributions made in respect of the Escrow Shares in a separate account of the Escrow Agent maintained for such purpose (which account will, in the case of cash dividends or other cash distributions, be an interest-bearing account).

            4. Voting. Prior to the Termination Date, the Escrow Agent will vote the Escrow Shares as directed by Motion 2000 in writing and will execute any written consents to stockholder action or proxies as directed in writing by Motion 2000. In the absence of such written direction, the Escrow Agent shall not vote the Escrow Shares for any purpose and will not execute any consents to stockholder action or proxies.

            5.  Claims for Indemnity.

            (a) Concurrently with the delivery of an Indemnity Notice to Motion 2000, Purchaser will deliver to the Escrow Agent a certificate in substantially the form of Annex I attached hereto (a "Certificate of Instruction"). No Certificate of Instruction may be delivered by Purchaser after the close of business on the business day immediately preceding the Termination Date. The Escrow Agent shall give written notice to Motion 2000 of its receipt of a Certificate of Instruction not later than the second business day next following receipt thereof, together with a copy of such Certificate of Instruction.

            (b) If the Escrow Agent (i) shall not, within thirty (30) calendar days following its receipt of a Certificate of Instruction (the "Objection Period"), have received from Motion 2000 a certificate in substantially the form of Annex II attached hereto (an "Objection Certificate") disputing its obligation to pay the Owed Amount referred to in such Certificate of Instruction, or (ii) shall have received such an Objection Certificate within the Objection Period and shall thereafter have received either (x) a certificate from Purchaser and Motion 2000 substantially in the form of Annex III attached hereto (a "Resolution Certificate") stating that Purchaser and Motion 2000 have agreed that the Owed Amount referred to in such Certificate of Instruction (or a specified portion thereof) is payable to one or more of the Indemnified Parties or (y) a copy of a final, nonappealable order of a Board of Arbitration (accompanied by a certificate of Purchaser substantially in the form of Annex IV attached hereto (an "Arbitration Certificate")) stating that the Owed Amount referred to in such Certificate of Instruction (or a specified portion thereof) is payable to one or more of the Indemnified Parties by Motion 2000, then the Escrow Agent shall, on the second business day next following (x) the expiration of the Objection Period or (y) the Escrow Agent's receipt of a Resolution Certificate or an Arbitration Certificate, as the case may be, deliver to Purchaser a certificate evidencing that number of whole Escrow Shares (ignoring fractions), equal to the quotient obtained by dividing the Owed Amount (or, if such Resolution Certificate or Arbitration Certificate specifies that a lesser amount than such Owed Amount is payable, such lesser amount) by the Per Share Price (as hereinafter defined), calculated as of the date of the Arbitration Certificate or the Resolution Certificate, as applicable, or if no Objection Certificate is received, the Certificate of Instruction. For purposes of this Agreement, (A) "Per Share Price" shall mean, as of any day, the closing sales price of a share of Parent Common Stock reported on the New York Stock Exchange, Inc. ("NYSE") Composite Tape on the Trading Day immediately preceding such day and (B) "Trading Day" shall mean any day on which securities are traded on the NYSE.

            (c) The Escrow Agent shall give written notice to Purchaser of its receipt of an Objection Certificate not later than the second business day next following receipt thereof, together with a copy of such Objection Certificate. The Escrow Agent shall give written notice to Motion 2000 of its receipt of an Arbitration Certificate not later than the second business day next following receipt thereof, together with a copy of such Arbitration Certificate.

            (d) Upon the payment by the Escrow Agent of the Owed Amount referred to in a Certificate of Instruction, such Certificate of Instruction shall be deemed canceled. Upon the receipt by the Escrow Agent of a Resolution Certificate or an Arbitration Certificate and the payment by the Escrow Agent of the Owed Amount referred to therein, the related Certificate of Instruction shall be deemed canceled.

            (e) Upon Purchaser's determination that it has no claim or has released its claim with respect to an Owed Amount referred to in a Certificate of Instruction (or a specified portion thereof), Purchaser will promptly deliver to the Escrow Agent a certificate substantially in the form of Annex V attached hereto (a "Purchaser Cancellation Certificate") canceling such Certificate of Instruction (or such specified portion thereof, as the case may be), and such Certificate of Instruction (or portion thereof) shall thereupon be deemed canceled. The Escrow Agent shall give written notice to Motion 2000 of its receipt of a Purchaser Cancellation Certificate not later than the second business day next following receipt thereof, together with a copy of such Purchaser Cancellation Certificate.

            (f) Upon receipt of a final nonappealable order of a Board of Arbitration stating that none of the Owed Amount referred to in a Certificate of Instruction as to which Motion 2000 delivered an Objection Certificate within the Objection Period is payable to any Indemnified Party by Motion 2000, Motion 2000 may deliver a copy of such order (accompanied by a certificate of Motion 2000 substantially in the form of Annex VI attached hereto (a "Seller Cancellation Certificate")) canceling such Certificate of Instruction, and such Certificate of Instruction shall thereupon be deemed canceled. The Escrow Agent shall give written notice to Purchaser of its receipt of a Seller Cancellation Certificate not later than the second business day next following receipt thereof, together with a copy of such Seller Cancellation Certificate.

            6. Claims for Purchase Price Adjustments. On the second business day after the receipt by the Escrow Agent of a certificate of Purchaser in substantially the form of Annex VII attached hereto (a "Purchase Price Certificate"), the Escrow Agent shall deliver to Purchaser a certificate evidencing that number of whole Escrow Shares (ignoring fractions) equal to the quotient obtained by dividing the amount set forth on the Purchase Price Certificate by the Per Share Price, calculated as of the date of the Purchase Price Certificate.

            7. Accounts Receivable Payment. On the second business day after the receipt by the Escrow Agent of a certificate of Purchaser in substantially the form of Annex VIII attached hereto (an "Accounts Receivable Certificate"), the Escrow Agent shall deliver to Purchaser, a certificate evidencing that number of whole Escrow Shares (ignoring fractions) equal to the quotient obtained by dividing the amount set forth on the Accounts Receivable Certificate by the Per Share Price, calculated as of the date of the Accounts Receivable Certificate.

            8. Release of Escrow Shares. (a) On the earlier to occur of (i) the business day immediately following the date on which the Escrow Agent delivers Escrow Shares to Purchaser pursuant to Section 6 and (ii) the 120th day following the Closing Date (such earlier date, the "First Termination Date"), the Escrow Agent shall deliver to Motion 2000 a certificate or certificates evidencing the remaining number of Escrow Shares, if any, less 18,773 Escrow Shares and less that number of Escrow Shares as shall represent (valued at the Per Share Price) any amounts designated in Certificates of Instruction received by the Escrow Agent prior to the First Termination Date that have not been canceled in accordance with paragraphs (d), (e) or (f) of Section 5. At such time on or following the First Termination Date as all Certificates of Instruction received by the Escrow Agent prior to the First Termination Date have been canceled in accordance with paragraph (d), (e) or (f) of Section 5, the Escrow Agent shall promptly deliver to Motion 2000 a certificate or certificates evidencing the remaining Escrow Shares less 18,773 Escrow Shares.

            (b) The Escrow Agent shall on December 31, 1997 (the "Termination Date") deliver to Motion 2000 any dividends or other distributions received pursuant to Section 3 and a certificate or certificates evidencing the remaining number of Escrow Shares, if any, less that number of Escrow Shares as shall represent (at the Per Share Price) any amounts designated in Certificates of Instruction received by the Escrow Agent prior to the Termination Date that have not been canceled in accordance with paragraph (d), (e) or (f) of Section 5. At such time on or following the Termination Date as all Certificates of Instruction received by the Escrow Agent prior to the Termination Date have been canceled in accordance with paragraph (d), (e) or (f) of Section 5, the Escrow Agent shall promptly deliver to Motion 2000 the certificate or certificates evidencing the remaining Escrow Shares, if any, and this Agreement (other than Sections 9, 10 and 11) shall automatically terminate.

            9. Duties and Obligations of the Escrow Agent. The duties and obligations of the Escrow Agent shall be limited to and determined solely by the provisions of this Agreement and the certificates delivered in accordance herewith, and the Escrow Agent is not charged with knowledge of or any duties or responsibilities in respect of any other agreement or document. In furtherance and not in limitation of the foregoing:

          (i) the Escrow Agent shall be fully protected in relying in good faith upon any written certification, notice, direction, request, waiver, consent, receipt or other document that the Escrow Agent reasonably believes to be genuine and duly authorized, executed and delivered;

         (ii) the Escrow Agent shall not be liable for any error of judgment, or for any act done or omitted by it, or for any mistake in fact or law, or for anything that it may do or refrain from doing in connection herewith; provided, however, that notwithstanding any other provision in this Agreement, the Escrow Agent shall be liable for its willful misconduct or gross negligence or breach of this Agreement;

          (iii) the Escrow Agent may seek the advice of legal counsel selected with reasonable care in the event of any dispute or question as to the construction of any of the provisions of this Agreement or its duties hereunder, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the opinion of such counsel;

            (iv) in the event that the Escrow Agent shall in any instance, after seeking the advice of legal counsel pursuant to the immediately preceding clause, in good faith be uncertain as to its duties or rights hereunder, it shall be entitled to refrain from taking any action in that instance and its sole obligation, in addition to those of its duties hereunder as to which there is no such uncertainty, shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by each of the parties hereto or by a final, nonappealable order of a court of competent jurisdiction; provided, however, in the event that the Escrow Agent has not received such written direction or court order within one hundred eighty (180) calendar days after requesting the same, it shall have the right to interplead Purchaser and Motion 2000 in any court of competent jurisdiction and request that such court determine its rights and duties hereunder; and

          (v) the Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder either directly or by or through agents or attorneys selected with reasonable care, nothing in this Agreement shall be deemed to impose upon the Escrow Agent any duty to qualify to do business or to act as fiduciary or otherwise in any jurisdiction other than the State of New York, and the Escrow Agent shall not be responsible for and shall not be under a duty to examine into or pass upon the validity, binding effect, execution or sufficiency of this Agreement or of any agreement amendatory or supplemental hereto.

            10. Cooperation. Purchaser and Motion 2000 shall provide to the Escrow Agent all instruments and documents within their respective powers to provide that are necessary for the Escrow Agent to perform its duties and responsibilities hereunder.

            11. Fees and Expenses; Indemnity. Purchaser and Motion 2000 shall each pay one-half (1/2) of the fees of the Escrow Agent for its services hereunder as and when billed by the Escrow Agent, and each shall reimburse and indemnify the Escrow Agent for, and hold it harmless against, one-half (1/2) of any loss, damages, cost or expense, including but not limited to reasonable attorneys' fees, reasonably incurred by the Escrow Agent in connection with the Escrow Agent's performance of its duties and obligations under this Agreement, as well as the reasonable costs and expenses of defending against any claim or liability relating to this Agreement; provided that notwithstanding the foregoing, neither Purchaser nor Motion 2000 shall be required to indemnify the Escrow Agent for any such loss, liability, cost or expense arising as a result of the Escrow Agent's willful misconduct or gross negligence or breach of this Agreement.

            12. Resignation and Removal of the Escrow Agent.

            (a) The Escrow Agent may resign as such thirty (30) calendar days following the giving of prior written notice thereof to Motion 2000 and Purchaser. In addition, the Escrow Agent may be removed and replaced on a date designated in a written instrument signed by Motion 2000 and Purchaser and delivered to the Escrow Agent. Notwithstanding the foregoing, no such resignation or removal shall be effective until a successor escrow agent has acknowledged its appointment as such as provided in paragraph (c) below. In either event, upon the effective date of such resignation or removal, the Escrow Agent shall deliver the Escrow Shares, any dividends and other distributions received in respect of the Escrow Shares and not previously distributed to Motion 2000, together with earnings thereon, if any, to such successor escrow agent, together with such records maintained by the Escrow Agent in connection with its duties hereunder and other information with respect to the Escrow Shares as such successor may reasonably request.

            (b) If a successor escrow agent shall not have acknowledged its appointment as such as provided in paragraph (c) below, in the case of a resignation, prior to the expiration of thirty (30) calendar days following the date of a notice of resignation or, in the case of a removal, on the date designated for the Escrow Agent's removal, as the case may be, because Motion 2000 and Purchaser are unable to agree on a successor escrow agent, or for any other reason, the Escrow Agent may select a successor escrow agent and any such resulting appointment shall be binding upon all of the parties to this Agreement.

            (c) Upon written acknowledgment by a successor escrow agent appointed in accordance with the foregoing provisions of this Section 12 of its agreement to serve as escrow agent hereunder and the receipt of the Escrow Shares, dividends and other distributions received in respect of the Escrow Shares and not previously distributed to Motion 2000, together with earnings thereon, if any, the Escrow Agent shall be fully released and relieved of all duties, responsibilities and obligations under this Agreement, subject to the proviso contained in clause (iii) of Section 9, and such successor escrow agent shall for all purposes hereof be the Escrow Agent.

            13. Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given if delivered personally or by facsimile transmission or mailed by certified or registered mail, return receipt requested, to the parties at the following addresses or facsimile numbers:

                  If to Purchaser, to:

                  Everest & Jennings Canadian Limited
                  c/o Graham-Field Health Products, Inc.
                  400 Rabro Drive East
                  Hauppauge, New York  11788
                  Facsimile No.:  (516) 582-5608
                  Attn:  Richard S. Kolodny
                  with a copy to:

                  Milbank, Tweed, Hadley & McCloy
                  1 Chase Manhattan Plaza
                  New York, New York  10005
                  Facsimile No.: (212) 530-5219
                  Attn: Robert S. Reder, Esq.

                  If to Motion 2000, to:

                  Motion 2000 Inc.
                  15 West Pearce Street, Unit 10
                  Richmond Hill, Ontario L4B 1H6
                  Facsimile No.: (905) 709-9099
                  Attn: Mr. Marco Ferrara

                  with a copy to:

                  Devry, Smith & Frank
                  95 Barber Green Road, Ste 100
                  Don Mills, Ontario M3C3E9
                  Facsimile No.: (416) 449-7071
                  Attn:  William J. Smith, Esq.

                  If to the Escrow Agent, to:

                  The Law Offices of Robert E. Lesser
                  300 Park Avenue
                  New York, New York 10022
                  Facsimile No.: (212) 572-6499
                  Attn: Robert E. Lesser, Esq.

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt if received on a business day during normal business hours, and if not then received, on the next business day, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

            14. Amendments, etc. This Agreement may be amended or modified, and any of the terms hereof may be waived, only by a written instrument duly executed by or on behalf of Purchaser and Motion 2000 and, with respect to any amendment that would adversely affect the Escrow Agent, the Escrow Agent. No waiver by any party of any term or condition contained of this

Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

            15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

            16. Business Day. For all purposes of this Agreement, the term "business day" shall mean a day other than Saturday, Sunday or any day on which banks located in the State of New York or the Province of Ontario are authorized or obligated to close.

            17. Miscellaneous. This Agreement is binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                                    EVEREST & JENNINGS CANADIAN LIMITED


                                    By:_______________________________
                                       Name: Richard S. Kolodny
                                       Title:


                                    MOTION 2000 INC.


                                    By:_______________________________
                                       Name: Marco Ferrara
                                       Title:


                                    __________________________________
                                    Robert E. Lesser, as Escrow Agent

                                                                         ANNEX I

                          CERTIFICATE OF INSTRUCTION

                                      to

                               ROBERT E. LESSER,

                                as Escrow Agent

            The undersigned, Everest & Jennings Canadian Limited, a corporation organized under the laws of Ontario ("Purchaser"), pursuant to Section 5(a) of the Escrow Agreement dated as of February 28, 1997 among Purchaser, Motion 2000 Inc. ("Motion 2000") and you (terms defined in said Escrow Agreement have the same meanings when used herein), hereby:

            (a) certifies that (i) Purchaser or another Indemnified Party has sent to Motion 2000 an Indemnity Notice (as such term is defined in the Asset Purchase Agreement), a copy of which is attached hereto, and (ii) the amount of $___________ (the "Owed Amount") is payable to the Indemnified Parties by Motion 2000 pursuant to Section 9.02 of the Asset Purchase Agreement by reason of the matter described in such Indemnity Notice; and

            (b) instructs you to deliver to Purchaser a certificate evidencing that number of whole Escrow Shares (ignoring fractions), valued at the Per Share Price, equal to the Owed Amount (i) unless you receive an Objection Certificate from Motion 2000 prior to the expiration of the Objection Period, within two business days following the expiration of the Objection Period, or (ii) if you receive an Objection Certificate within the Objection Period, within two business days following your receipt of a Resolution Certificate or an Arbitration Certificate.

                                    EVEREST & JENNINGS CANADIAN LIMITED


                                    By:________________________________
                                       Name:
                                       Title:

Dated:____________, ____

                                                                        ANNEX II

                             OBJECTION CERTIFICATE

                                      to

                               ROBERT E. LESSER,

                                as Escrow Agent

            The undersigned, Motion 200 Inc., a corporation organized under the laws of Ontario ("Motion 2000"), pursuant to Section 5(b) of the Escrow Agreement dated as of February 28, 1997 among Everest & Jennings Canadian Limited ("Purchaser"), Motion 2000 and you (terms defined in said Escrow Agreement have the same meanings when used herein), hereby:

            (a) disputes that the Owed Amount referred to in the Certificate of Instruction dated _________, ____ is payable to the Indemnified Parties by the undersigned pursuant to Section 9.02 of the Asset Purchase Agreement;

            (b) certifies that the undersigned has sent to Purchaser a written statement dated ___________, ____ of the undersigned, a copy of which is attached hereto, disputing its liability to the Indemnified Parties for the Owed Amount; and

            (c) objects to your making payment to Purchaser as provided in such Certificate of Instruction.

                                    EVEREST & JENNINGS CANADIAN LIMITED


                                    By:________________________________
                                       Name:
                                       Title:

Dated: _____________, ____

                                                                       ANNEX III

                            RESOLUTION CERTIFICATE

                                      to

                               ROBERT E. LESSER,

                                as Escrow Agent

            The undersigned, Everest & Jennings Canadian Limited, a corporation organized under the laws of Ontario ("Purchaser"), and Motion 2000 Inc., a corporation organized under the laws of Ontario ("Motion 2000"), pursuant to
Section 5(b) of the Escrow Agreement dated as of February 28, 1997 among Purchaser, Motion 2000 and you (terms defined in said Escrow Agreement have the same meanings when used herein), hereby:

            (a) certify that (i) Purchaser and Motion 2000 have resolved their dispute as to the matter described in the Certificate of Instruction dated __________, ____ and the related Objection Certificate dated ___________,
      ____ and (ii) the final Owed Amount with respect to the matter described in such Certificates is $______________;

            (b) instruct you to deliver to Purchaser a certificate evidencing that number of whole Escrow Shares (ignoring fractions), valued at the Per Share Price, equal to the Owed Amount referred to in clause (ii) of paragraph (a) above within two business days of your receipt of this Certificate; and

            (c) agree that the Owed Amount designated in such Certificate of Instruction, to the extent, if any, it exceeds the Owed Amount referred to in clause (ii) of paragraph (a) above, shall be deemed not payable to the Indemnified Parties and such Certificate of Instruction is hereby canceled.

                                    EVEREST & JENNINGS CANADIAN LIMITED


                                    By:______________________________
                                       Name:
                                       Title:

                                    MOTION 2000 INC.


                                    By:_______________________________
                                       Name:
                                       Title:

Dated:______________, ____

                                                                        ANNEX IV

                            ARBITRATION CERTIFICATE

                                      to

                               ROBERT E. LESSER,

                                as Escrow Agent

            The undersigned, Everest & Jennings Canadian Limited, a corporation organized under the laws of Ontario ("Purchaser"), pursuant to Section 5(b) of the Escrow Agreement dated as of February 28, 1997 among Purchaser, Motion 2000 Inc. ("Motion 2000") and you (terms defined in said Escrow Agreement have the same meanings when used herein), hereby:

            (a) certifies that (i) attached hereto is a final, nonappealable order of a Board of Arbitration resolving the dispute between Purchaser and Motion 2000 as to the matter described in the Certificate of Instruction dated ____________, ____ and the related Objection Certificate dated ____________, ____ and (ii) the final Owed Amount with respect to the matter described in such Certificates, as provided in such order, is $______________;

            (b) instructs you to deliver to Purchaser a certificate evidencing that number of whole Escrow Shares (ignoring fractions), valued at the Per Share Price, equal to the Owed Amount referred to in clause (ii) of paragraph (a) above, within two business days of your receipt of this Certificate; and

            (c) agrees that the Owed Amount designated in such Certificate of Instruction, to the extent, if any, it exceeds the Owed Amount referred to in clause (ii) of paragraph (a) above, shall be deemed not payable to the Indemnified Parties and such Certificate of Instruction is hereby canceled.

                                    EVEREST & JENNINGS CANADIAN LIMITED


                                    By:______________________________
                                       Name:
                                       Title:

Dated:______________, ____

                                                                         ANNEX V

                      PURCHASER CANCELLATION CERTIFICATE

                                      to

                               ROBERT E. LESSER,

                                as Escrow Agent

            The undersigned, Everest & Jennings Canadian Limited, a corporation organized under the laws of Ontario ("Purchaser"), pursuant to Section 5(e) of the Escrow Agreement dated as of February 28, 1997 among Purchaser, Motion 2000 Inc. ("Motion 2000") and you (terms defined in said Escrow Agreement have the same meanings when used herein), hereby:

            (a) certifies that (i) it hereby releases its claim against Motion 2000 with respect to [all] [specify portion] of the Owed Amount designated in the Certificate of Instruction dated _____________, ____ and (ii) as a result the Owed Amount with respect to such Certificate of Instruction is $__________; and

            (b) agrees that such Certificate of Instruction is, to the extent released as provided in clause (i) of paragraph (a) above, canceled.

                                    EVEREST & JENNINGS CANADIAN LIMITED


                                    By:______________________________
                                       Name:
                                       Title:

Dated:______________, ____

                                                                        ANNEX VI

                        SELLER CANCELLATION CERTIFICATE

                                      to

                               ROBERT E. LESSER,

                                as Escrow Agent

            The undersigned, Motion 200 Inc., a corporation organized under the laws of Ontario ("Motion 2000"), pursuant to Section 5(f) of the Escrow Agreement dated as of February 28, 1997 among Everest & Jennings Canadian Limited ("Purchaser"), Motion 2000 and you (terms defined in said Escrow Agreement have the same meanings when used herein), hereby certifies that (i) attached hereto is a final, nonappealable order of a Board of Arbitration resolving the dispute between Purchaser and Motion 2000 as to the matter described in the Certificate of Instruction dated ____________, ____ and the related Objection Certificate dated ____________, ____ and (ii) as provided in such order, there is no Owed Amount with respect to the matter described in such Certificates.

                                    MOTION 2000 INC.


                                    By:_______________________________
                                       Name:
                                       Title:

Dated:______________, ____

                                                                       ANNEX VII

                          PURCHASE PRICE CERTIFICATE

                                      to

                               ROBERT E. LESSER,

                                as Escrow Agent

            The undersigned, Everest & Jennings Canadian Limited, a corporation organized under the laws of Ontario ("Purchaser"), pursuant to Section 6 of the Escrow Agreement dated as of February 28, 1997 among Purchaser, Motion 2000 Inc. ("Motion 2000") and you (terms defined in said Escrow Agreement have the same meanings when used herein), hereby instruct you to deliver to Purchaser a certificate or certificates evidencing in the aggregate that number of whole Escrow Shares (ignoring fractions), valued at the Per Share Price, equal to $_______, within two business days of your receipt of this Certificate.

                                    EVEREST & JENNINGS CANADIAN LIMITED


                                    By:______________________________
                                       Name:
                                       Title:

Dated:______________, ____

                                                                      ANNEX VIII

                        ACCOUNTS RECEIVABLE CERTIFICATE

                                      to

                               ROBERT E. LESSER,

                                as Escrow Agent

            The undersigned, Everest & Jennings Canadian Limited, a corporation organized under the laws of Ontario ("Purchaser"), pursuant to Section 7 of the Escrow Agreement dated as of February 28, 1997 among Purchaser, Motion 2000 Inc. ("Motion 2000") and you (terms defined in said Escrow Agreement have the same meanings when used herein), hereby instructs you to deliver to Purchaser a certificate evidencing that number of whole Escrow Shares (ignoring fractions), valued at the Per Share Price, equal to $_______, within two business days of your receipt of this Certificate.

                                    EVEREST & JENNINGS CANADIAN LIMITED


                                    By:______________________________
                                       Name:
                                       Title:

Dated:______________, ____